FORM 8-K/A

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2013

UNITED STATES CELLULAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-9712	62-1147325
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8410 West Bryn Mawr, Chicago, Illinois		60631
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (773) 399-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 1, 2013, United States Cellular Corporation (“U.S. Cellular”) filed a Current Report on Form 8-K dated October 28, 2013, which disclosed that Carter S. Elenz resigned as Executive Vice President – Sales and Customer Service, and that Jay M. Ellison joined U.S. Cellular to lead its sales and customer service operations.  That Form 8-K also indicated that U.S. Cellular and Mr. Elenz were in the process of negotiating a separation agreement that would be disclosed in a future Form 8-K filing.   This separation agreement has now been executed.  Accordingly, the following amends and supplements the initial Form 8-K filing pursuant to Item 5.02:

(b)           Carter S. Elenz resigned as U.S. Cellular’s Executive Vice President – Sales and Customer Service effective as of the end of the day on October 28, 2013.

(e)           U.S. Cellular entered into an Employment and General Release Agreement with Carter S. Elenz as of December 17, 2013.  Pursuant to this agreement, subject to the terms and conditions thereof (i) Mr. Elenz confirmed his resignation as Executive Vice President – Sales and Customer Service of U.S. Cellular as of the end of the day on October 28, 2013, (ii) U.S. Cellular agreed to continue to employ Mr. Elenz as an employee of U.S. Cellular until the end of the day on December 31, 2013 (the “Separation Date”), and (iii) Mr. Elenz will continue to receive his current annual base salary and employment benefits through the Separation Date.  In addition, pursuant to this agreement and subject to the terms and conditions thereof, Mr. Elenz will be required to comply with covenants relating to non-competition, non-disclosure of confidential information, non-solicitation of U.S. Cellular employees, cooperation with U.S. Cellular in the event of any proceedings and communications relating to U.S. Cellular and comply with a general release and covenant not to sue.  On each of January 8, 2014 and July 14, 2014, U.S. Cellular will pay Mr. Elenz $329,007 in consideration for his obligations under such agreement.  The foregoing brief description is qualified by reference to the copy of such agreement attached which is incorporated by reference herein as Exhibit 10.1.

Item 9.01.             Financial Statements and Exhibits

(d)           Exhibits:

In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed or furnished herewith are set forth on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

United States Cellular Corporation
(Registrant)

Date:	December 19, 2013

By:	/s/ Steven T. Campbell
Steven T. Campbell
Executive Vice President - Finance,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

The following exhibits are filed herewith as noted below.

Exhibit No.	Description

10.1	Employment and General Release Agreement dated December 17, 2013 between U.S. Cellular and Carter Elenz, including exhibits

99.1	Press Release dated November 1, 2013 (previously filed with the initial Form 8-K filing on November 1, 2013)